SUBSIDIARIES OF CK WITCO CORPORATION


                            Percentage of
                            Voting Securities
                            Owned Directly or     State or
                            Indirectly by         Country of
                            CK Witco Corporation  Organization


9056-0921 Quebec Inc.               100.0         Canada
Agro ST Inc.                        100.0         Delaware
Assured Insurance Company           100.0         Vermont
Baxenden Chemicals Limited           53.5         United Kingdom
Baxenden Scandinavia AS              53.5         Denmark
CNK Disposition Corporation         100.0         Florida
CNK One B.V.                        100.0         The Netherlands
CNK Two B.V.                        100.0         The Netherlands
CNK Italiana SRL                    100.0         Italy
CK Holding Corporation              100.0         Delaware
CK Witco Asia Pacific PTE Ltd.      100.0         Singapore
CK Witco China Limited.             100.0         China
CK Witco Europe Financial
 Services Co.                       100.0         Delaware
CK Witco Financial Services Co.     100.0         Ireland
CK Witco Funding Corporation        100.0         Delaware
CK Witco Hong Kong Limited          100.0         Hong Kong
CK Witco International Corporation  100.0         New Jersey
CK Witco International Services
 Corporation                        100.0         Connecticut
CK Witco Singapore Private Limited  100.0         Singapore
Crompton & Knowles Acceptance
 Corporation                        100.0         Massachusetts
Crompton & Knowles Canada Ltd.      100.0         Canada
Crompton & Knowles Chemische
 Produckte GmbH & Co. K.G.          100.0         Dusseldorf
Crompton & Knowles Colors
 Incorporated                       100.0         Delaware
Crompton & Knowles Europe S.P.R.L   100.0         Belgium
Crompton & Knowles International,
 Inc.                               100.0         US Virgin
                                                   Islands
Crompton & Knowles International
 SARL                               100.0         France
Crompton & Knowles I.P.R.
 Corporation                        100.0         Delaware
Crompton & Knowles Overseas
 Corporation                        100.0         Delaware
Crompton & Knowles Realty
 Corporation                        100.0         Pennsylvania
Crompton & Knowles Receivables
 Corporation                        100.0         Delaware
Crompton & Knowles Services
 S.P.R.L.                           100.0         Belgium
Crompton & Knowles Specialties
 Holdings B.V.                      100.0         The Netherlands
Davis-Standard Corporation          100.0         Delaware
Davis-Standard (France) SARL        100.0         France
Davis-Standard (Deutschland) GmbH   100.0         Germany
Davis-Standard Limited              100.0         England & Wales
Enenco, Incorporated                 50.0         New York
ER-WE-PA Davis-Standard GmbH        100.0         Germany
Ecart, Inc                          100.0         Nevada
Firma W/K Witco EPA                  50.0         The Netherlands
GT Seed Treatment, Inc.             100.0         Minnesota
Gustafson International Company     100.0         Texas
Gustafson LLC                        50.0         Delaware
Gustafson Partnership                50.0         Ontario
Hannaford Seedmaster Services
 (Australia) Pty. Ltd.              100.0         Australia
Industrias Gustafson S.A. de C.V.   100.0         Mexico
Immobiliaria Huilquimex, S.A.
 de C.V.                            100.0         Mexico
Interbel Trading, Inc.              100.0         Florida
Jonk BV                             100.0         The Netherlands
Kem Manufacturing Corporation       100.0         Georgia
Kem International Corporation       100.0         Delaware
Lokar Enterprises, Inc.             100.0         Delaware
Naugatuck Treatment Company         100.0         Connecticut
Nerap Expeditie BV                  100.0         The Netherlands
ParaTec S.A. de C.V.                 49.0         Mexico
OSi Specialties Inc. (Chile)
 Limitada                           100.0         Chile
ParaTec Elastomers LLC               51.0         Delaware
PT Witco Indonesia.                 100.0         Indonesia
Quebec, Inc.                        100.0         Canada
Rubicon Inc.                         50.0         Louisiana
TOA Uni Chemicals Ltd.              48.98         Thailand
TOA Uni Chemical Manufacturing Ltd  48.94         Thailand
Trace Chemicals LLC                 100.0         Delaware
Unicorb Limited                     100.0         England
Uniroyal Chemica Srl                100.0         Italy
Uniroyal Chemical Asia, Ltd.        100.0         Delaware
Uniroyal Chemical Asia Pte. Ltd.    100.0         Singapore
Uniroyal Chemical B.V.              100.0         The Netherlands
Uniroyal Chemical Brazil Holding,
 Inc.                               100.0         Delaware
Uniroyal Chemical Co./Cie.          100.0         Canada
Uniroyal Chemical Company, Inc.     100.0         New Jersey
Uniroyal Chemical Company Limited   100.0         Bahamas/
                                                   Delaware
Uniroyal Chemical (Europe) B.V.     100.0          The Netherlands
Uniroyal Chemical European
 Holdings B.V.                      100.0         The Netherlands
Uniroyal Chemical Export Limited    100.0         Delaware
Uniroyal Chemical Holding S.A. de
 C.V.                               100.0         Mexico
Uniroyal Chemical Holdings B.V.      100.0        The Netherlands
Uniroyal Chemical International
 Company                             100.0        Texas
Uniroyal Chemical International
 Sales Corp.                         100.0        Barbados
Uniroyal Chemical Investments Ltd.   100.0        Canada
Uniroyal Chemical Korea Inc.         100.0        Korea
Uniroyal Chemical Leasing Company,
 Inc.                                100.0        Delaware
Uniroyal Chemical Limited            100.0        Scotland
Uniroyal Chemical Netherlands B.V.   100.0        The Netherlands
Uniroyal Chemical Overseas B.V.      100.0        The Netherlands
Uniroyal Chemical Partipacoes Ltda   100.0        Brazil
Uniroyal Chemical (Proprietary)
 Limited                             100.0        South Africa
Uniroyal Chemical Pty. Ltd.          100.0        Australia
Uniroyal Chemical S.A                100.0        Spain
Uniroyal Chemical S.A. de C.V.       100.0        Mexico
Uniroyal Chemical S.A.R.L.           100.0        Switzerland
Uniroyal Chemical Specialties, Inc.  100.0        Delaware
Uniroyal Chemical Taiwan Ltd.         80.0        Taiwan
Uniroyal Chemical Technology B.V.    100.0        The Netherlands
Uniroyal Quimica S.A.                100.0        Brazil
Uniroyal Quimica Sociedad Anonima
 Comerciale Industrial               100.0        Argentina
Witco (Europe) S.A.                  100.0        Switzerland
Witco Australia Pty Limited          100.0        Australia
Witco Benelux N.V                    100.0        Belgium
Witco BV                             100.0        The Netherlands
Witco Canada Inc.                    100.0        Canada
Witco Corporation (Malaysia) Sdn
 Bhd.                                100.0        Malaysia
Witco Corporation UK Osil Group
 Limited                             100.0        United Kingdom
Witco Corporation UK Limited         100.0        United Kingdom
Witco Deutschland GmbH               100.0        Germany
Witco do Brasil Ltda                 100.0        Brazil
Witco Dominion Financial Services
 Company, Ltd.                       100.0        Canada
Witco Ecuador S.A.                   100.0        Ecuador
Witco Espana, S.L.                   100.0        Spain
Witco Europe Investment Partners     100.0        Delaware
Witco Foreign Sales Corporation      100.0        Barbados
Witco GmbH                           100.0        Germany
Witco Grand Banks, Inc.              100.0        Canada
Witco Handels GmbH.                  100.0        Austria
Witco Investment Holdings BV         100.0        The Netherlands
Witco Investments BV                 100.0        The Netherlands
Witco Investments SNC                100.0        France
Witco Ireland Investment Company
 Limited                             100.0        Ireland
Witco Italiana SrL                   100.0        Italy
Witco Korea Ltd.                     100.0        Korea
Witco Mexico S.A. de C.V.            100.0        Mexico
Witco Polymers and Resins BV.        100.0        The Netherlands
Witco S.A.                           100.0        France
Witco Solvay Duromer GmbH             50.0        Germany
Witco Specialties (Thailand) Ltd.    100.0        Thailand
Witco Specialties Italia S.p.A.      100.0        Italy
Witco Specialties PTE Ltd.           100.0        Singapore
Witco Surfactants GmbH               100.0        Germany
Witco Taiwan Ltd.                    100.0        Taiwan
Witco Warmtekracht BV                100.0        The Netherlands